Exhibit 10.16.1

Amended Schedule to the Forms of

Indemnification Agreement

Sunoco, Inc. has entered into Indemnification Agreements with the directors, executive officers, trustees, fiduciaries, employees or agents named below:

Employee	Date of Agreement

Anne-Marie Ainsworth	November 2, 2009
Elizabeth G. Bilotta	June 30, 2010
Vincent J. Brigandi, Jr.	June 30, 2010
Michael J. Colavita	March 1, 2012
Robert N. Deitz	December 2, 2009
Lynn L. Elsenhans	August 8, 2008
Stacy L. Fox	March 1, 2010
Marilyn Heffley	December 2, 2009
Joseph P. Krott	March 4, 2004
Brian P. MacDonald	August 10, 2009
Marie A. Natoli	March 3, 2006
Robert W. Owens	March 4, 2004
John D. Pickering	May 5, 2011
Thomas J. Scargle	July 2, 2009
Charmian Uy	December 3, 2009
Dennis Zeleny	January 20, 2009

Robert M. Aiken, Jr.*	February 1, 1996
Robert H. Campbell*	February 1, 1996
John F. Carroll*	March 4, 2004
Terence P. Delaney*	March 4, 2004
Michael H. R. Dingus*	March 4, 2004
John G. Drosdick*	March 4, 2004
Bruce G. Fischer*	March 4, 2004
Jack L. Foltz*	February 1, 1996
David E. Knoll*	February 1, 1996
Deborah M. Fretz*	September 6, 2001
Peter J. Gvazdauskas *	February 4, 2009
Frederick A. Henderson*	September 1, 2010
Michael J. Hennigan*	February 2, 2006
Thomas W. Hofmann*	March 4, 2004
Vincent J. Kelley*	February 2, 2006
Michael S. Kuritzkes*	March 4, 2004
Michael J. McGoldrick *	March 4, 2004
Joel H. Maness*	March 4, 2004
Christopher J. Minnich*	June 1, 2009
Ann C. Mulé*	March 4, 2004
Paul A. Mulholland*	March 4, 2004
Rolf D. Naku*	March 4, 2004
Alan J. Rothman*	March 4, 2004
Bruce D. Rubin*	October 15, 2008
Malcolm I. Ruddock, Jr.*	February 1, 1996
David C. Shanks*	February 17, 1997
Sheldon L. Thompson *	February 1, 1996
Michael J. Thomson*	May 30, 2008
Ross S. Tippin, Jr.*	March 4, 2004
Charles K. Valutas*	March 4, 2004

Director	Date of Agreement

Chris C. Casciato	July 1, 2010
Irene Chang-Britt	November 30, 2011
William H. Easter, III	November 30, 2011
Gary W. Edwards	May 1, 2008
Ursula O. Fairbairn	March 4, 2004
John P. Jones, III	September 8, 2006
James G. Kaiser	March 4, 2004
John K. Wulff	March 8, 2004

Raymond E. Cartledge**	September 6, 2001
Robert E. Cawthorn**	February 1, 1996
Robert J. Darnall**	March 4, 2004
John G. Drosdick**	March 4, 2004
Mary J. Evans**	September 6, 2001
Thomas P. Gerrity**	March 4, 2004
Rosemarie B. Greco**	March 4, 2004
Robert D. Kennedy**	September 6, 2001
Richard H. Lenny**	February 8, 2002
Norman S. Matthews**	September 6, 2001
R. Anderson Pew**	March 4, 2004
William B. Pounds**	February 1, 1996
G. Jackson Ratcliffe**	March 4, 2004
John W. Rowe**	March 4, 2004

*	In a different position or no longer with the Company
**	No longer serving on the Board